SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     December 9, 1999
                                                         ----------------

                                VACU-DRY COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        01912                                         94-1069729
-------------------------           --------------------------------------------
(Commission File Number)            (I.R.S. Employer Identification No.)

     100 Stony Point Road, Suite 200,  Santa Rosa, California        95401
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)             (Zip Code)

                                 (707) 535-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
                  Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Effective December 9, 1999, Vacu-dry Company changed its name to SonomaWest Holdings, Inc. As part of the July 30, 1999 $12,000,000 sale of assets related to its product lines of processed apple products, the Company sold to Tree Top, Inc. the trade name, trademark rights, and goodwill of "Vacu-dry" and agreed to change its corporate name. The change of name was previously approved by the Company's Board of Directors. At the November 22, 1999 Annual Meeting of Shareholders the holders of a majority of the Company's outstanding common stock voted in favor of the name change. The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's shareholders be required to surrender or exchange any stock certificates that they currently hold.

The Company's Nasdaq symbol has changed to "SWHI."


ITEM 7.  Financial Statements and Exhibits.

         Exhibit 3.1  Certificate of Amendment of Articles of Incorporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VACU-DRY COMPANY
                                 ---------------------------------------------

                                 By: /s/ Gary L. Hess
Date: December 9, 1999           ---------------------------------------------
                                         Gary L. Hess
                                         President and Chief Financial Officer

                                    EXHIBIT 3

                            CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION OF
                                VACU-DRY COMPANY

     Gary L. Hess and William C. Burgess certify that:

     1. They are the president and the secretary, respectively, of Vacu-Dry Company, a California corporation.

     2. Article ONE of the articles of incorporation is amended to read:

          ONE: The name of this corporation is SonomaWest Holdings, Inc.

     3. The amendments herein sent forth have been duly approved by the board of directors.

     4. The amendments herein set forth have been duly approved by the required vote of the shareholders in accordance with Section 902 of the Corporations Code. The corporation has only one class of shares and the number of outstanding shares is 1,520,087. The number of shares voting in favor of the amendments equaled or exceeded the vote required. The percentage vote required for the approval of the amendments herein set forth was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     Date: December 2, 1999

                                             /s/ Gary L. Hess
                                             -----------------------------------
                                             Gary L. Hess

                                             /s/ William C. Burgess
                                             -----------------------------------
                                             William C. Burgess